UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________
FORM 8-K
_____________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 5, 2015
_____________
CHAMBERS STREET PROPERTIES
(Exact name of registrant as specified in its charter)
_____________

Maryland (State or other jurisdiction of incorporation)	001-35933 (Commission File Number)	56-2466617 (IRS Employer Identification Number)

47 Hulfish Street, Suite 210 Princeton, NJ (Address of principal executive offices)	08542 (Zip Code)

609-683-4900
(Registrant’s telephone number, including area code)
_____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 5, 2015, Jack A. Cuneo stepped down as President and Chief Executive Officer of Chambers Street Properties (the “Company”) and its subsidiaries and resigned from the Board of Trustees of the Company effective immediately. Pursuant to his Memorandum of Retirement dated November 9, 2014, Mr. Cuneo will remain employed by the Company in a non-officer position through March 16, 2015.
Also on March 5, 2015, the Board of Trustees appointed Martin A. Reid to serve as the Company's interim President and Chief Executive Officer effective immediately and until a permanent President and Chief Executive Officer is duly appointed and qualified or his earlier death, resignation or removal. Mr. Reid will continue to serve as the Chief Financial Officer of the Company.
Mr. Reid has been one of the Company’s trustees since March 2005, and its Executive Vice President and Chief Financial Officer since June 2012 and its Treasurer and Secretary since September 2012. Mr. Reid has over 35 years of experience in the real estate industry and capital markets. His experience includes a wide range of real estate investment, financing and management activity in both public and private markets. From September 2010 through June 2012, Mr. Reid was the Executive Vice President, Development and Acquisitions at Interstate Hotels & Resorts where he was responsible for real estate holdings, sourcing and acquiring hotel investments, and identifying management contract opportunities. Prior to joining Interstate, Mr. Reid was a partner in Cheswold Real Estate Investment Management. Prior to joining Cheswold, Mr. Reid was a partner in Redstone Hotel Partners, advising on hotel transactions and fund raising activities. From 1998 until 2006, Mr. Reid was Managing Director - Capital Markets of Thayer Lodging Group where he was responsible for acquisitions, dispositions, capital raising and financial matters. Mr. Reid’s background in real estate investment, capital markets and finance also includes experience in public accounting and financial reporting. Mr. Reid received a B.S., Accounting, from the State University of New York at Albany and an M.B.A., Financial Management, from Pace University. Mr. Reid is a Member of the American Institute of Certified Public Accountants and is a Full Member of the Urban Land Institute (ULI). Mr. Reid is 58 years old.
Mr. Reid is party to an employment agreement with the Company, a copy of which was filed on a Current Report on Form 8-K dated September 25, 2012, as amended, as filed on an Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Chambers Street Properties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMBERS STREET PROPERTIES

Dated: March 5, 2015	By:	/s/ MARTIN A. REID
	Name:	Martin A. Reid
	Title:	Interim President and Chief Executive Officer, and Chief Financial Officer